EXHIBIT 10.2

                                 PROMISSORY NOTE

$5,300,000.00                                                  November 10, 2003

     FOR VALUE RECEIVED, the undersigned, TRAVIS BOATS & MOTORS, INC., TRAVIS BOATING CENTER FLORIDA, INC., TRAVIS BOATING CENTER OKLAHOMA, INC., TRAVIS BOATING CENTER MISSISSIPPI, INC., and TRAVIS BOATING CENTER GEORGIA, INC., all of the foregoing being Texas Corporations, and TRAVIS BOATS & MOTORS BATON ROUGE, INC., and TRAVIS BOATING CENTER LOUISIANA, INC., both being Louisiana corporations, all of the foregoing having an office at 12116 Jekel Circle, Suite 102, Austin, Texas 78727 (collectively,"Borrower"), promise to pay to the order of KENNEDY FUNDING, INC. and ANGLOAMERICAN SERVICING, LLC, (collectively, "Co-Agents"), c/o Kennedy Funding, Inc., Two University Plaza, Suite 402, Hackensack, New Jersey 07601, as Co-Agents for the lenders identified on Schedule A annexed hereto (Co-Agents and the lenders identified on Schedule A are hereinafter collectively referred to as "Lender"), the principal sum of FIVE MILLION THREE HUNDRED THOUSAND AND 00/100 DOLLARS ($5,300,000.00), or so much thereof as may be advanced by Lender to Borrower from time to time (the "Principal Amount") together with interest on the unpaid Principal Amount thereof computed from the date advanced (the "Commencement Date"), at the rates provided herein until November 30, 2008, (the "Maturity Date"); provided, however, that from and after (i) the Maturity Date, whether upon stated maturity, acceleration or otherwise or (ii) the date on which the interest rate hereunder is increased to the Default Rate (as hereinafter defined) as provided herein, such additional interest shall be computed at the Default Rate.

     As used herein, the term "Default Rate" shall mean a rate of interest of twenty-five percent (25.0%) per annum, but in no event shall the Default Rate be in excess of the Maximum Rate (as hereinafter defined).

     If any payment of interest is not paid on or before the due date for such payment, a late charge equal to the lesser of ten percent (10%) of such overdue payment or the maximum amount permitted by applicable law shall automatically become due to the holder of this promissory note (the "Note"), subject, however, to the limitation that late charges may be assessed only once on each overdue payment. Said late charges do not constitute interest and shall constitute compensation to the holder of this Note for collection and co-lender administration costs incurred hereunder. In addition, if any payment of principal or interest is not paid when due, the holder of this Note shall have the right, upon notice to Borrower, to increase the rate of interest per annum on all amounts outstanding to the Default Rate and, upon said notice, such rate increase shall be effective retroactively as of the date from which interest on the overdue payment was calculated and shall remain in force and effect for so long as such default shall continue. Notwithstanding the foregoing, in the event any default is cured prior to notification by Lender of such rate increase then the rate may not be retroactively amended. This paragraph shall not be construed


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as an agreement  or  privilege  to extend the due date of any payment,  nor as a waiver of any other right or remedy accruing to the holder of this Note by reason of any default.

     Principal and interest hereunder shall be payable as follows:

     (a) From the Commencement Date, Borrower shall pay interest only at the rate of twelve percent (12%) per annum on the Principal Amount outstanding hereof, monthly, on the first business day of each month, at One Percent (1%) per month, in arrears, commencing on January 1, 2004 and including December 1, 2005; a business day is defined as any date which the Federal Reserve system operates and money center banks are open for business.

     (b) Interest only at the rate of Eighteen (18%) percent per annum on the Principal Amount outstanding hereof shall be paid by Borrower monthly, on the first day of each month, at One and One-Half Percent (1 1/2 %) per month, in arrears, commencing on January 1, 2005 and continuing through the Maturity Date.

     (c) Interest from the date of the Closing (the "Closing") to the end of the month in which the closing takes place shall be paid at Closing.

     (d) All principal, interest and other sums due hereunder, shall be due and payable on the Maturity Date.

     Each payment shall be credited first to unpaid interest, and the balance, if any, to the reduction of principal, provided that in the event payments of principal or interest are past due or in default then each payment shall be credited first, to Lender's reasonable and customary collection expenses, next to late charges, next to any past due interest then unpaid, and the balance, if any, to any past due reduction of principal then unpaid. The interest on this Note shall be calculated on the basis of a 30-day month and a 360-day year.

     This Note may be prepaid in whole or in part at any time, without penalty or premium, it being understood and agreed that, except as expressly provided herein, Borrower shall not be entitled, by virtue of any prepayment or otherwise, to a refund of the Fee (as described in the loan and security agreement of even date herewith, hereinafter, the "Loan Agreement"), interest, any other fees, points, charges and the like paid by Borrower to Lender in connection with the loan hereunder (the "Loan") and for fees and expenses incurred by Lender in making the Loan, all of which payments shall be retained by Lender from and after the date each such payment is made hereunder.

     Notwithstanding anything contained herein to the contrary, in the event that Borrower prepays a portion of the Principal Amount outstanding in the amount of Two Million Three Hundred Thousand and 00/100 ($2,300,000.00) Dollars


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("Prepaid  Principal")  on or before  the  expiration  of  forty-five  (45) days following the Closing and provided further that on or before the Maturity Date Borrower (i) pays all outstanding principal and interest and any other sums due hereunder; (ii) Borrower is not in default, nor has it been in default with respect to any of its monetary obligations under the Loan Documents (as hereinafter defined) at any time during the term of this Loan (notwithstanding the fact that the default may have been cured within any applicable cure or grace period); and (iii) Borrower is not then in default of any of its other obligations under the Loan Documents, then, in accordance with the terms of the Loan Agreement, Borrower shall be entitled to a refund from Lender in an amount equal to two percent (2%) of the Prepaid Principal at the time that Borrower pays Lender all outstanding principal and interest hereunder or under any other Loan Document.

     Borrower and each surety, endorser and guarantor hereof hereby waive all demands for payment, presentations for payment, notices of intention to accelerate maturity, notices of acceleration of maturity, demand for payment, protest, notice of protest and notice of dishonor, to the extent permitted by law. Borrower further waives trial by jury. No extension of time for payment of this Note or any installment hereof, no alteration, amendment or waiver of any provision of this Note and no release or substitution of any collateral securing Borrower's obligations hereunder shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower under this Note.

     Any forbearance by the holder of this Note in exercising any right or remedy hereunder or under any other agreement or instrument in connection with this Loan or otherwise afforded by applicable law, shall not be a waiver or preclude the exercise of any right or remedy by the holder of this Note. The acceptance by the holder of this Note of payment of any sum payable hereunder after the due date of such payment shall not be a waiver of the right of the holder of this Note to require prompt payment when due of all other sums payable hereunder or to declare a default for failure to make prompt payment.

     If this Note is placed in the hands of an attorney for collection, Borrower shall pay all costs incurred and reasonable attorneys' fees for legal services in the collection effort whether or not suit be brought. In the event that either Borrower or Lender shall bring suit against the other demanding performance of enforcement of other obligations herein or hereunder, then the prevailing party shall be entitled to reimbursement of all reasonable attorney fees.

     At the election of the holder of this Note, all payments due hereunder may be accelerated, and this Note shall become immediately due and payable without notice or demand, upon the occurrence of any of the following events (each an "Event of Default"): (1) Borrower fails to pay on or before five (5) days following the date due, any amount payable hereunder; (2) Borrower fails to perform or observe any other term or provision of this Note within ten (10) days after written notice from Lender; or (3) there exists a default, or misrepresentation under any of the Loan Documents (which would have a material


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impact on the  repayment  ability of  Borrower  or  material  impairment  of the
Collateral hereunder), which default is not cured within any grace period expressly provided therefor in such document. In addition to the rights and remedies provided herein, the holder of this Note may exercise any other right or remedy in any other document, instrument or agreement evidencing, securing or otherwise relating to the indebtedness evidenced hereby in accordance with the terms thereof, or under applicable law, all of which rights and remedies shall be cumulative.

     If this Note is transferred in any manner, the right, option or other provisions herein shall apply with equal effect in favor of any subsequent holder hereof.

     Notwithstanding anything to the contrary contained herein, under no circumstances shall the aggregate amount paid or agreed to be paid hereunder exceed the highest lawful rate permitted under applicable usury law (the "Maximum Rate") and the payment obligations of Borrower under this Note are hereby limited accordingly. If under any circumstances, whether by reason of advancement or acceleration of the maturity of the unpaid principal balance hereof or otherwise, the aggregate amounts paid on this Note shall include amounts which by law are deemed interest and which would exceed the Maximum Rate, Borrower stipulates that payment and collection of such excess amounts shall have been and will be deemed to have been the result of a mistake on the part of both Borrower and the holder of this Note, and the party receiving such excess payments shall promptly credit such excess (to the extent only of such payments in excess of the Maximum Rate) against the unpaid principal balance hereof and any portion of such excess payments not capable of being so credited shall be refunded to Borrower.

     This Note is secured by, among other things, those certain mortgage and security agreements (collectively, the "Mortgage"), certain assignments of leases and rents (collectively, the "Assignment"), an assignment of licenses, contracts, plans, specifications, surveys, drawings and reports (the "Assignment of Licenses"), all of the foregoing being of even date herewith, a first lien on the certain real estate collateral (the "Collateral") indentified in the Mortgage and is entitled to the benefits and security thereof. Reference is made to the Mortgage, Assignment and Assignment of Licenses for descriptions of the respective limitations on, and rights and obligations of the Borrower and Lender thereunder. Borrower hereby agrees to indemnify, defend and hold harmless Lender from and against any and all claims, loss, cost, damage or expense (including, without limitation, reasonable attorneys' fees) which may be incurred by Lender in connection with or as a result of any default (following notice and the opportunity to cure provided for in such document) by Borrower under the Mortgage, Assignment or Assignment of Licenses, (following notice and the opportunity to cure provided for in such document), or a default (following notice and the opportunity to cure provided for in such document) under or misrepresentation contained in any other agreement, document or certificate of


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Borrower  executed or delivered in connection with the Loan  (collectively,  the
"Loan Documents").

     All payments of principal and interest hereunder are payable in lawful money of the United States of America and shall be made by wire transfer to the account of Agent at Valley National Bank, pursuant to wiring instructions to be provided to Borrower at Closing or to such other accounts as may be instructed by Agent.

     Borrower is hereby prohibited from exercising against Lender (as a group)or Agent, any right or remedy which it might otherwise be entitled to exercise against any one or more (but less than all) of the parties constituting Lender, including, without limitation, any right of setoff or any defense. Any other claim that Borrower may have, arising from or related to the transaction evidenced by this Note and the other Loan Documents, shall be asserted only against the Agent and not against any of the individual parties constituting Lender.

     This Note shall be binding on the parties hereto and their respective heirs, legal representatives, executors, successors and assigns.

     This Note shall be construed without any regard to any presumption or rule requiring construction against the party causing such instrument or any portion thereof to be drafted.

     This Note shall be governed by and construed in accordance with the laws of the State of New Jersey without regard to choice of law consideration except that at all times, the provisions for the creation, perfection, priority, enforcement and foreclosure of the liens and security interests created under the loan documents shall be governed by and construed according to the law of the State in which the collateral for the Loan is located, it being understood that, to the fullest extent permitted by the law of such state, the law of the State of New Jersey shall govern the validity and enforceability of all loan documents, and the debt or obligations arising hereunder.. Borrower hereby irrevocably consents to the jurisdiction of the courts of the State of New Jersey and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note or the other Loan Documents. Borrower hereby designate The Corporation Trust Company, located at 820 Bear Tavern Road, West Trenton, New Jersey 08628, as their duly appointed agent to accept service of process within the State of New Jersey on their behalf.

     This Note may not be changed or terminated orally.

     A determination that any portion of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Note to any person


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or circumstance is illegal or unenforceable  shall not affect the enforceability or validity of such provision to the extent legally permissible and otherwise as it may apply to other persons or circumstances.

     JURY TRIAL WAIVER. BORROWER AGREES THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY BORROWER OR THE HOLDER OF THIS NOTE ON OR WITH RESPECT TO THIS NOTE OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. BORROWER AND LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER ACKNOWLEDGES AND AGREES THAT THIS PARAGRAPH IS A SPECIFIC AND MATERIAL ASPECT OF THIS NOTE AND THAT LENDER WOULD NOT EXTEND CREDIT TO BORROWER IF THE WAIVERS SET FORTH IN THIS PARAGRAPH WERE NOT A PART OF THIS NOTE.

                            SIGNATURE PAGE TO FOLLOW


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     IN WITNESS WHEREOF, the undersigned has executed this Note this 10th day of
November, 2003.

WITNESS                                 TRAVIS BOATS & MOTORS, INC.
                                        A Texas Corporation


_______________________________         By:___________________________________
                                        Name:_________________________________
                                        Title:________________________________

WITNESS                                 TRAVIS  BOATING  CENTER  FLORIDA,  INC.,
                                        A Texas Corporation


_______________________________         By:___________________________________
                                        Name:_________________________________
                                        Title:________________________________

WITNESS                                 TRAVIS BOATS & MOTORS BATON ROUGE, INC.,
                                        A Louisiana Corporation


_______________________________         By:___________________________________
                                        Name:_________________________________
                                        Title:________________________________

WITNESS                                 TRAVIS  BOATING  CENTER  OKLAHOMA, INC.,
                                        A Texas Corporation


_______________________________         By:___________________________________
                                        Name:_________________________________
                                        Title:________________________________

WITNESS                                 TRAVIS BOATING CENTER MISSISSIPPI, INC.,
                                        A Texas Corporation


_______________________________         By:___________________________________
                                        Name:_________________________________
                                        Title:________________________________


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WITNESS                                 TRAVIS BOATING CENTER LOUISIANA,  INC.,
                                        A Louisiana Corporation


_______________________________         By:___________________________________
                                        Name:_________________________________
                                        Title:________________________________

WITNESS                                 TRAVIS  BOATING  CENTER  GEORGIA,  INC.,
                                        A  Texas Corporation


_______________________________         By:___________________________________
                                        Name:_________________________________
                                        Title:________________________________


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                                 ACKNOWLEDGEMENT

STATE OF NEW JERSEY        )
                           )SS
COUNTY OF BERGEN           )

     On the 10th day of November 2003, before me personally came ____________________, who being by me duly sworn, did acknowledge, depose and said that he signed, sealed and delivered this instrument as __________________ of Travis Boats & Motors, Inc. A Texas Corporation, Travis Boating Center Florida, Inc., A Texas Corporation, Travis Boats & Motors Baton Rouge, Inc., A Louisiana Corporation, Travis Boating Center Oklahoma, Inc., A Texas Corporation, Travis Boating Center Mississippi, Inc., A Texas Corporation, Travis Boating Center Louisiana, Inc., A Louisiana Corporation, And Travis Boating Center Georgia, Inc., A Texas Corporation, on behalf of said corporations.

                                          ____________________________
                                          Notary Public

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